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                                                                 EXHIBIT 10.3
                                                                 EXECUTION COPY

                                 THIRD AMENDMENT
                                 ---------------

              THIRD AMENDMENT, dated as of March 4, 2002 (this "Third
                                                                -----
Amendment"), to the Revolving Credit Agreement, dated as of October 7, 1998 (as
---------
amended, supplemented, or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement"), among INSIGHT COMMUNICATIONS OF CENTRAL OHIO, LLC, a limited
---------
liability company organized under the laws of Delaware (the "Borrower"), the
                                                             --------
several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), and CANADIAN IMPERIAL BANK OF
                                      -------
COMMERCE, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").
     --------------------

                          W I T N E S S E T H :
                          ---------------------

              WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

              WHEREAS, the Borrower has requested and, upon this Amendment becoming effective, the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Third Amendment.

              NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

              1.  Definitions. Unless otherwise defined herein, terms defined
                  -----------
in the Credit Agreement shall have their defined meanings when used herein.

              2.  Amendment to Section 1.1 of the Credit Agreement. Section
                  ------------------------------------------------
1.1 is hereby amended by (a) adding thereto the following definition in its appropriate alphabetical order:

              ""Insight Midwest":  Insight Midwest, L.P., a limited partnership
                ---------------
         formed under the laws of Delaware."

and (b) replacing the definition of "Consolidated Fixed Charge Coverage Ratio" with the following:

              ""Consolidated Fixed Charge Coverage Ratio": for any period,
                ----------------------------------------
         the ratio of (a) the sum of Consolidated Operating Cash Flow for such period and the aggregate amount of capital contributions received in cash by the Borrower during such period to (b) Consolidated Fixed Charges for such period."

              3.  Amendment to Section 2.1(c) of the Credit Agreement.  Section
                  ---------------------------------------------------
2.1(c) of the Credit Agreement is hereby amended by replacing the contents thereof in their entirety with the following:

              "(c) The Revolving Commitments shall be reduced (and each Lender's Commitment shall be ratably reduced) on consecutive quarterly dates, commencing on March 31, 2003, by the amount set forth opposite each date below:

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                                                                              2

Date                                           Amount
----                                           ------

March 31, 2003                              $1,250,000
June 30, 2003                               $1,250,000
September 30, 2003                          $1,250,000
December 31, 2003                           $1,250,000
March 31, 2004                              $6,666,666.66
June 30, 2004                               $6,666,666.67
September 30, 2004                          $6,666,666.67"

              4.  Amendments to Section 7.1 of the Credit Agreement.  (a)
                  -------------------------------------------------
Section 7.1 of the Credit Agreement is hereby amended by deleting the table contained in paragraph (a) of such Section in its entirety and substituting, in lieu thereof, the following:
                                                         Consolidated Senior
              "Period                                      Leverage Ratio
               ------                                      --------------

January 1, 2001 to September 29, 2001                      1.25 to 1.00
September 30, 2001 to December 31, 2001                    1.30 to 1.00
January 1, 2002 to December 31, 2002                       1.25 to 1.00
January 1, 2003 to September 30, 2004                      1.00 to 1.00"

              (b) Section 7.1 of the Credit Agreement is hereby amended by deleting the table contained in paragraph (b) of such Section in its entirety and substituting, in lieu thereof, the following:

                                         Consolidated Interest
"Fiscal Quarter                            Coverage Ratio
---------------                            --------------

June 30, 2001                               1.15 to 1.00
September 30, 2001                          1.15 to 1.00
December 31, 2001                           1.25 to 1.00
March 31, 2002                              1.25 to 1.00
June 30, 2002                               1.25 to 1.00
September 30, 2002                          1.25 to 1.00
December 31, 2002                           1.25 to 1.00
March 31, 2003                              1.50 to 1.00
June 30, 2003                               1.50 to 1.00
September 30, 2003                          1.50 to 1.00
December 31, 2003                           1.50 to 1.00
March 31, 2004                              1.50 to 1.00
June 30, 2004                               1.50 to 1.00
September 30, 2004                          1.50 to 1.00"

              (c) Section 7.1 of the Credit Agreement is hereby amended by deleting paragraph (c) of such Section in its entirety and substituting, in lieu thereof, the following:

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                                                                              3

              "(c) Consolidated Fixed Charge Coverage Ratio.  Permit the
                   ----------------------------------------
         Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                        Consolidated Fixed
Fiscal Quarter                         Charge Coverage Ratio
--------------                         ---------------------

September 30, 2001                         1.00 to 1.00
December 31, 2001                          1.00 to 1.00
March 31, 2002                             1.00 to 1.00
June 30, 2002                              1.00 to 1.00
September 30, 2002                         1.00 to 1.00
December 31, 2002                          1.00 to 1.00
March 31, 2003                             1.00 to 1.00
June 30, 2003                              1.00 to 1.00
September 30, 2003                         1.00 to 1.00
December 31, 2003                          1.00 to 1.00
March 31, 2004                             1.00 to 1.00
June 30, 2004                              1.00 to 1.00
September 30, 2004                         1.00 to 1.00;

         provided, that the Borrower shall not be required to comply with the
         --------
         provisions of this Section 7.1(c) until the earlier of (i) such time as the provisions of Section 7.7(a)(iii) shall have been rendered inoperative in accordance with the proviso thereto or (ii) such time as the aggregate amount of Capital Expenditures made pursuant to Section 7.7(a) during any fiscal year shall be funded solely from Consolidated Operating Cash Flow."

              (d) Section 7.1 of the Credit Agreement is hereby amended by deleting paragraph (d) of such Section in its entirety and substituting, in lieu thereof, the following:

              "(d) Consolidated Pro Forma Debt Service Ratio.  Permit the
                   -----------------------------------------
         ratio of (i) Consolidated Annualized Adjusted Operating Cash Flow for any period (a "Test Period") of four consecutive fiscal quarters to
                        -----------
         (ii) Consolidated Pro Forma Debt Service for the immediately succeeding period of four consecutive fiscal quarters to be less than (x) 1.20 to
         1.00 for the Test Period ending on June 30, 2001, (y) 1.10 to 1.00, in the case of any Test Period ending on September 30, 2001 or December 31, 2001 or (z) 1.20 to 1.00, in the case of any Test Period ending thereafter."

              5.  Amendment to Section 7.7 of the Credit Agreement. Section 7.7
                  ------------------------------------------------
of the Credit Agreement is hereby amended by (a) deleting the table contained in paragraph (a) of such Section in its entirety and substituting, in lieu thereof, the following:

"Fiscal Year Ending                           Amount
-------------------                           ------
     2001                                   $27,500,000
     2002                                   $35,000,000
     2003                                   $25,000,000

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                                                                              4

     2004                                  $25,000,000;"

(b) deleting the word "and" immediately prior to clause (ii) and substituting in lieu thereof, "," and (c) adding immediately prior to the semi-colon at the end of paragraph (a) thereof, the following:

              "and (iii) the aggregate amount of Capital Expenditures made during any fiscal year pursuant to this clause (a) shall not exceed the sum of Consolidated Operating Cash Flow for such fiscal year plus the
                                                                      ----
         aggregate amount of capital contributions received in cash by the Borrower from Insight Midwest during such fiscal year that are not used for other purposes, provided that the Borrower shall be entitled to
                             --------
         cause the limitations provided for in this subclause (iii) to be rendered inoperative if (x) it shall deliver to the Administrative Agent a notice to such effect (setting forth in reasonable detail the computations showing compliance with clause (y) immediately following) and (y) it would be in compliance with the provisions of Section 7.1(c) as at the end of the then most recently completed period of four consecutive fiscal quarters for which the Lenders shall have received financial statements pursuant to Section 6.1 (as if the Borrower had then been required to comply with such Section 7.1(c) in accordance with the proviso thereto)".

              6.  Conditions to Effectiveness. This Third Amendment shall be
                  ---------------------------
effective on the conditions that (a) the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Lenders and (b) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Third Amendment. The date on which all of the above conditions are met shall be the date of effectiveness of this Third Amendment (the "Third Amendment Effective Date").
                                            ------------------------------

              7.  Representations and Warranties. In order to induce the Lenders
                  ------------------------------
to enter into this Third Amendment, the Borrower hereby represents and warrants to the Lenders that the representations and warranties of the Borrower and the other Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (after giving effect hereto) as if made on and as of the Third Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all
                                                           --------
references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

              8.  Applicable Law and Jurisdiction. This Third Amendment has been
                  -------------------------------
executed and delivered in New York, New York, and the rights and obligations of the parties hereto shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

              9.  Counterparts. The parties may execute this Third Amendment in
                  ------------
counterparts and all such counterparts taken together shall be deemed to constitute one instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Third Amendment.

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                                                                              5

              10.  Successors and Assigns. This Third Amendment shall be binding
                   ----------------------
upon and inure to the benefit of the Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns. The execution and delivery of this Third Amendment by any Lender prior to the Third Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

              11.  Continuing Effect. Except as expressly amended hereby, the
                   -----------------
Credit Agreement as amended by this Third Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Third Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Third Amendment.

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              IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       INSIGHT COMMUNICATIONS OF CENTRAL
                                       OHIO, LLC

                                       By:_________________________
                                          Name:
                                          Title:

                                       CIBC INC., as a Lender

                                       By:_________________________
                                          Name:
                                          Title: